Exhibit 10.24

                        BILL OF SALE AND
                      ASSUMPTION AGREEMENT


     KNOW ALL MEN BY THESE PRESENTS, that WPI Termiflex, Inc., a New Hampshire corporation ("Seller"), does hereby sell, convey, transfer, assign and set over unto Warner Power, LLC, a New Hampshire limited liability company ("Buyer"), all of Seller's right, title and interest in and to all tangible personal property, physical assets, equipment and tooling set forth on the attached Equipment List, all intellectual property, domain names, patents, tradenames, trademarks and telephone and fax numbers set forth on the attached Intellectual Property List, and all customer lists and documentation, including business records in storage, used or useful in the Seller's handheld terminals business (collectively, the "Assets"). The Assets are conveyed AS IS and WHERE IS.

     In addition, the Seller assigns and the Buyer hereby assumes all liabilities for, in connection with, or arising under, any product warranty claims related to the Termiflex product line.

     TO HAVE AND TO HOLD the foregoing assets and liabilities unto the Buyer, its successors and assigns, forever.

     Seller warrants and represents to Buyer that the Assets hereby sold, conveyed and assigned are being sold, conveyed and assigned free and clear of all mortgages, liens, charges, claims, pledges, security interests and encumbrances.

     SELLER MAKES NO OTHER REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE THAT MAY BE IMPLIED BY APPLICABLE STATE LAW EXCEPT THOSE REPRESENTATIONS AND WARRANTIES MADE HEREIN.


     IN WITNESS WHEREOF, the undersigned have hereunto executed this Bill of Sale and Assumption Agreement as of this 8th day of June, 2000.

                              SELLER:

Witness                       WPI Termiflex, Inc.


/s/ Joseph A. Dibrigida, Jr.  By: /s/ John W. Powers
----------------------------      ------------------
                                  Name: John W. Powers
                                  Title: Vice President, CFO

                              BUYER:

Witness                       Warner Power, LLC


/s/ John M. Sullivan          By: /s/ Dennis M. Deegan
--------------------              --------------------
                                  Name: Dennis M. Deegan
                                  Title:   CEO


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